Exhibit 99.1
Contacts:

Sidney Hinton President and CEO 919-453-1750	Philip Bourdillon/Gene Heller Silverman Heller Associates 310-208-2550
PowerSecure International Signs
$20 Million in New Contracts
Broadens Revenue Base Beyond Largest Customer
WAKE FOREST, N.C. — October 31, 2007 — PowerSecure International, Inc. (NASDAQ: POWR) today announced that it has in recent weeks won $20 million in new contracts, nearly all in collaboration with its utility partners. The contracts, from PowerSecure’s Distributed Generation, Federal, and Utility Engineering business units, bring to $45 million the total new business announced over the past several months, including the $25 million announced in its second-quarter earnings release, all of which is outside the Company’s relationship with Publix Super Markets, its largest customer.
“Over the past 18 months, we have worked hard to build the strategic, long-term utility partnerships needed to win sustainable non-Publix business,” said Sidney Hinton, President and CEO of PowerSecure, “and we are now seeing the results of this effort in the form of new contracts that substantially strengthen and broaden our revenue base. The $45 million of recent non-Publix business is largely a result of our utility partnering platform, which we expect to be a key part of our ability to continue to generate important revenue gains in the months and years ahead.”
The $20 million in new contracts announced today encompasses awards from four investor-owned utilities (IOU’s) as well as from several publicly owned utilities, both municipals and cooperatives. “It is particularly gratifying to see our mix of new business from both types of utility partners on the rise,” said Hinton. “As we look ahead, I am tremendously excited that our efforts to broaden the company’s revenue base through strategic partnerships and new energy management and conservation initiatives are gaining momentum.”
About PowerSecure International:
PowerSecure International, Inc. is a leading provider of energy management and conservation solutions to utilities and their commercial, institutional, and industrial customers. PowerSecure partners with utilities to design and install Interactive Distributed Generation® systems and services that manage load curtailment and peak demand conditions, enhance system reliability and provide customers with emergency power during outages. PowerSecure also provides utilities with legal and regulatory consulting, energy system engineering and construction, and energy conservation services. Additional information is available at www.powersecure.com.

Safe-Harbor Statement:
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the business operations and prospects for the Company and its subsidiaries; the opportunities believed to be inherent in the relationships with investor-owned utilities; the ability of the Company to perform the new contracts and the customers not deferring or withdrawing those orders; the outlook for future gains in the Company’s revenues due to its business initiatives; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, those risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
#    #    #